Hosted by:
Niel Ellerbrook – Chairman, President and CEO
Jerry Benkert – EVP and CFO
Carl Chapman – EVP and COO
Ron Christian –EVP, General Counsel and CAO
Fiscal Year 2006
February 1, 2007 – 11:00 am ET

Forward-Looking Statements
Statements contained or incorporated by reference in these slides regarding future events and developments are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933.  Forward-looking statements are based on management’s beliefs and assumptions that derive from information currently known by management.  Because such statements are based on expectations and not historical facts, actual results may differ materially from those projected in the particular statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document, or in the case of documents incorporated by reference, as of the date of those documents.

Additional detailed information concerning a number of factors that could cause actual results to differ materially from the information that is provided to you here is readily available in our annual report on Form 10-K filed with the Securities and
Exchange Commission on February 16, 2006.

Contact:
Vectren Corporation
Steven M. Schein
VP – Investor Relations
812-491-4209
sschein@vectren.com

VECTREN

Amounts in millions except per share data.	3 Months Ended December 31		12 Months Ended December 31	
	2006	2005	2006	2005
Utility Operations	$ 34.4	$ 30.3	$ 91.4	$ 95.1
Nonutility Group	2.8	23.2	23.4	36.5
Corporate & Other	(0.7)	(4.6)	(0.7)	(6.5)
Net Income (Excluding Synfuels)	$ 36.5	$ 48.9	$ 114.1	$ 125.1
EPS (Excluding Synfuels)	$ 0.48	$ 0.64	$ 1.51	$ 1.66
Synfuels-Related EPS	$ -	$ 0.03	$ (0.05)	$ 0.15
Synfuels Mark-to-Market EPS	(0.02)	-	(0.02)	-
Vectren Consolidated EPS	$ 0.46	$ 0.67	$ 1.44	$ 1.81
Avg. Shares Outstanding	75.7	75.7	75.7	75.6

➢
Utility earnings decreased $3.7 million primarily from lower wholesale power margins, increased depreciation and interest costs and declines in customer usage
➢
Nonutility operating businesses earnings decreased $13.1 million, primarily from lower
ProLiance earnings due to the Huntsville settlement and 2005 record earnings due to
Gulf Coast hurricanes and lower earnings from Haddington Energy Partners, which sold an investment in 2005
➢
Corporate & Other reflect funding of Foundation in 2005 from sale of nonutility investment proceeds
➢
2006 Synfuels impacted by oil prices and production levels

Net Income

2006	Forecast 2007		
Utility Net Income (millions)	$91.4	$91	to	$98
Utility EPS	$1.21	$1.20	to	$1.30

Utility Positioned For Growth
➢
NTA in place in Indiana, normal weather in Ohio
–
2006 earnings impacted ($0.06) due to weather - without NTA ~ ($0.16)
–
2007 assumes normal heating and cooling weather
➢
Indiana and Ohio Conservation/Decoupling orders in place in 2006
–
2006 revenues ~ $2.0 million
–
2007 incremental revenues over 2006 ~ $9-$11 million
➢
South gas & electric rate orders ~ 3rd Qtr
–
2007 incremental revenues over 2006 from rate cases - $10-$15 million
➢
Managed O&M growth
–
2006 growth managed below 1%
–
2007 target growth below 3% with most increases recovered through trackers
➢
Pursue rate relief as necessary to achieve allowed returns at each utility
–
Indiana North and Ohio filings contemplated in 2007

Nonutility Net Income (millions) [(1)]	2006	Forecast 2007		
Energy Marketing and Services	**$14.9**	**$22.0**	-	**$26.0**
Coal Mining	**5.0**	**5.0**	-	**7.0**
Energy Infrastructure Services	**4.6**	**6.0**	-	**7.0**
Primary Businesses Net Income	**24.5**	**33.0**	-	**40.0**
Other Businesses	**(1.1)**	**(0.5)**	-	**-**
Operating Company Net Income	**$23.4**	**$32.5**	-	**$40.0**
Operating Company EPS	**$0.31**	**$0.43**	-	**$0.53**
Synfuels-Related EPS	($0.05)	$0.09	-	$0.11
Synfuels Mark-to-Market EPS	($0.02)	$0.02	-	$0.02
Nonutility EPS	$0.24	$0.54	-	$0.66

(1) Includes holding company allocations.

➢
Disciplined growth through reinvestment of earnings
–
Acquisition of Miller Pipeline in July 2006
–
Expansion of Liberty Gas Storage - 6 Bcf in 2007
–
Acquired 80 million tons of coal reserves
➢
Continued to narrow focus of nonutility businesses
–
Sold broadband investment in 2006
–
Exited meter reading and line locating businesses
Successful Nonutility Businesses

2006
Utility Operations	**$1.21**
Nonutility Group	**0.31**
Corporate & Other	**(0.01)**
Vectren Operations	**$1.51**
Synfuel Related	(0.07)
Vectren Consolidated	$1.44

	Guidance 2007		
Utility Operations	**$1.20**	**to**	**$1.30**
Nonutility Group	**0.43**	**to**	**0.53**
Corporate & Other	**0.00**	**to**	**0.00**
Vectren Operations	**$1.65**	**to**	**$1.80**
Synfuel Related	0.11	to	0.13
Vectren Consolidated	$1.76		$1.93

Future Presents Opportunity
➢
Low risk utility platform with growing electric and gas rate base
➢
Constructive and progressive regulatory and legislative environment
➢
Successful nonutility businesses closely linked to core utility operations
➢
Strong financial profile; S&P: A-Moody’s: Baa1
➢
Superior record of dividend growth
➢
Strong financial position and future earnings visibility

2007 and 2008 Success Factors
➢
Utility earnings growth at 3.5% to 4%
–
Rate base growth @ 5+%
•
~ $1.5 billion capital investment planned over next 5 years
–
Timely and equitable regulatory treatment
•
2007 incremental revenue from lost margin recovery over 2006 between $9-$11 million
•
South gas & electric rate relief – 3rd Qtr ($10-15 million incremental revenue) with remainder in 2008
•
Obtain regulatory relief in other jurisdictions - Indiana North and Ohio effective in 2008
➢
Nonutility earnings growth at 10+%
–
Optimize use of storage and midstream assets
•
Additional 6 Bcf at Liberty Storage operational 3rd Qtr 2007
•
Contracted additional 4 Bcf storage for 2007-08 heating season
–
90% of coal is pre-sold in 2007 @ 4-5% average price increase
•
New mines will provide 5 million tons of coal annually beginning 2009-10
–
Miller Pipeline 100% owned – exited meter reading and line locating
•
Focus on replacement of aging gas infrastructure
–
ESG growth through energy conservation programs and recurring revenues
•
2006 ending backlog at $68 million (2005 at $42 million)
➢
Continue history of dividend increases - 47 consecutive years
➢
Increase Vectren EPS at average annual rate of 5+%

Appendix

VECTREN

Amounts are in millions.

	2006	Forecast 2007		
Gas Utility Margin	$391.0	$404	to	$414
Electric Utility Margin	$270.7	$292	to	$303
Utility O & M	$243.4	$247	to	$253
Depreciation & Amortization	$151.3	$163	to	$165
Interest	$77.5	$79	to	$81
Other Taxes	$64.2	$64	to	$66
Other Income	($7.6)	($7)		($9)
Income Taxes	$47.7	$59	to	$63

2007 Utility Outlook

VECTREN

$ in millions	2006	Forecast 2007		
Gross Margins	$106.5	$110.0	-	$120.0
Margin from Asset Optimization	78%	80%	-	85%
EBITDA	$58.4	$80.0	-	$90.0
Vectren Net Income (1)	$18.3	$25.0	-	$28.0
Firm Storage Capacity (Bcf)	35	45		

(1) Excludes holding company allocations

➢
Grow leased or owned storage capacity
–
Added 2 Bcf of seasonal storage for winter of ’06-’07
–
Will add 6 Bcf high deliverability storage plus another 4 Bcf of seasonal storage for the winter of ’07-’08
–
Hedged storage spreads for winter of ’06-’07 exceed expectations
–
20% of seasonal summer/winter spreads ’07-’08 are currently hedged
➢
Invest in gas midstream assets
–
Heartland Gas Pipeline started service in late ’06
–
Liberty Gas Storage Phase I to be completed in the 3rd quarter of ’07
–
Liberty expansion in planning stage and expected to be filed with FERC in ’07
➢
Grow ProLiance gas marketing business
–
Number one ranking in ’06 Mastiogale annual customer satisfaction survey
–
~95% customer retention in ’06
ProLiance Energy

$ in millions, except per ton	2006	Forecast 2007		
Revenue	$158.8	$165.0	-	$185.0
EBITDA	$21.4	$25.0	-	$33.0
Net Income [(1)]	$5.8	$6.0	-	$8.0
Tons Produced	4.0	4.0	-	4.4
Mine Yield - Prosperity	60%	60%	-	65%
Mine Ratio - Cypress Creek	16:1	12:1	-	16:1
Avg Realized Price/Ton (w/o freight)	$30.61	$31.50	-	$33.50
Cost of Sales/Ton (w/o freight)	$29.04	$28.75	-	$30.75

(1) Excludes holding company allocations

➢
Grow revenue
–
90+% of coal is pre-sold for ’07
–
4 to 5% average price increase in ’07 locked in
–
Mine an additional 200,000 tons in ’07
➢
Manage costs
–
40+% of diesel fuel planned for ’07 is hedged below average ’06 costs
–
Full year of more efficient high wall mining at Cypress Creek in ’07
➢
Develop new mines
–
Expect permit approvals to build out Oaktown Fuels Mines #1 and #2 in ’07
–
Planning to break ground for new mines in late ’07
–
Expect new production to start in ’09, reaching 5 million tons per year by 2011
–
With Prosperity Mine continuing and Cypress Creek depleted, total annual production will reach
8 million tons
Mining Operations

$ in millions	2006	Forecast 2007		
Revenue	$99.3	$110.0	-	$120.0
Gross Margin as % of Revenue	25%	23%	-	25%
EBITDA	$6.1	$6.0	-	$8.0
Net Income [(1)]	$3.1	$3.5	-	$4.5
Backlog @ year-end	$68.6	$60.0	-	$70.0
New Performance Contracts	$114.3	$90.0	-	$110.0

(1) Excludes holding company allocations

➢
Grow performance contracting (construction) business
–
Record sales year in ’06 will lead to record year-end backlog of $65+ million
–
New offices adding business in the Mid-Atlantic and South
–
Continued focus on energy conservation in the public sector will continue
➢
Grow operations business
–
Added new operating agreement with Baltimore Public Schools in ’06
–
Negotiating for two new large operating agreements to become effective in ’07
–
Use operating agreements to facilitate repeat performance contracting business
➢
Grow renewable energy business
–
Completed landfill gas project in Johnson City, TN in late ’06
–
Right to develop sizable landfill gas project in the southeast for ’08 production
–
Acting as project manager for waste to energy project in St. Lucie County, FL
Energy Systems Group

$ in millions	2006	Forecast 2007		
Revenue	$152.4	$150.0	-	$170.0
EBITDA	$16.6	$18.0	-	$20.0
Gross Margin as % of Revenue	14%	10%	-	14%
Net Income [1]	$2.2	$3.5	-	$4.5

(1) Excludes holding company allocations

➢
Grow through acquisition
–
Completed purchase of remaining 50% of Miller from Duke Energy in ’06
–
Made two small Midwestern acquisitions in ’06
–
Look for additional small complementary acquisitions
➢
Grow through existing customer penetration and territory expansion
–
Entered new market segments for two large East Coast customers
–
Adding distribution maintenance crews in the East and South
–
Continued focus on transmission construction
➢
Positioned to grow through aging infrastructure replacement
–
Bare steel and cast iron replacement programs
–
Mandated pipeline and likely distribution integrity programs
–
EPA mandated upgrades in storm and waste-water sewer systems
Miller Pipeline

$ in millions	2006	Forecast 2007		
Synfuels Net Income	**($5.3)**	**$6.0**	**-**	**$7.5**
Synfuels Fees	**1.2**	**1.0**	**-**	**1.0**
Synfuel Related Earnings [1]	**($4.1)**	**$7.0**	**-**	**$8.5**
Synfuels-Related EPS	($0.05)	$0.09	-	$0.11
Synfuels Mark-to-Market EPS	(0.02)	0.02	-	0.02
	($0.07)	$0.11	-	$0.13

(1) Excludes holding company allocations

Synfuels
➢
Manage oil price risk
–
’07 is the last year for the synfuel tax credit
–
Hedged 100% of planned ’07 production using call spreads
–
“Mark to market” accounting on spreads could impact timing of earnings recognition
–
Variability of earnings predicated upon price paid per tax credit which is impacted by the phase out range, inflation factor, and actual production volumes